SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 _______________


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 4, 2005

                       LIGAND PHARMACEUTICALS INCORPORATED
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                    000-20720
                            (Commission File Number)

                           10275 SCIENCE CENTER DRIVE,
                              SAN DIEGO, CALIFORNIA
                    (Address of principal executive offices)

                                 (858) 550-7500
              (Registrant's telephone number, including area code)

                                   77-0160744
                      (I.R.S. Employer Identification No.)

                                   92121-1117
                                   (Zip Code)


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ITEM 8.01  OTHER EVENTS

     On December 9, 2004, David E. Robinson, our Chairman, President and Chief Executive Officer entered into a stock selling plan intended to qualify for the safe harbor under Rule 10b5-1 under the Securities Exchange Act of 1934, as amended. Under the plan, Mr. Robinson authorized the sale of up to 70,000 shares previously purchased by him and up to 50,000 shares subject to options granted by the Company in March 1995.

     On March 4, 2005, Mr. Robinson cancelled the stock selling plan in its entirety. No shares had been sold under the plan.

     Except as may be required by law, the Company does not undertake to report plans by other Company officers or directors, nor to report modifications, terminations, transactions or other activities under Mr. Robinson's plan or the plan of any other officer or director.





                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned.



                            LIGAND PHARMACEUTICALS INCORPORATED


Date : March 4, 2005        By:    /S/WARNER BROADDUS
                            Name:  Warner Broaddus
                            Title: Vice President, General Counsel & Secretary